SUPPLEMENT DATED NOVEMBER 16, 2018

 TO THE PROSPECTUSES DATED MAY 1, 2018 FOR
INSURED SERIES POLICY
ISP CHOICE (With Four Premium Payment Period Options)
ISP CHOICE (With Two Premium Payment Period Options)
FIRST CHOICE
TAX TAMER I
FIRST CHOICE BONUS ANNUITY
SPVL A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
VARIABLE UNIVERSAL LIFE INSURANCE POLICY
OFFERED BY FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

IMPORTANT NOTICE REGARDING FUND REORGANIZATIONS

On April 19, 2018, the Board of Trustees (the “Board”) of First Investors Life Series Funds (the “Life Series Trust”) approved a Plan of Reorganization and Termination (the “Plan”) pursuant to which (a) First Investors Life Series Government Fund (“Government Fund”), a series of the Life Series Trust, would be reorganized into First Investors Life Series Limited Duration Bond Fund (“Limited Duration Bond Fund”), also a series of the Life Series Trust; and
(b) First Investors Life Series Balanced Income Fund (“Balanced Income Fund”), a series of the Life Series Trust, would be reorganized into First Investors Life Series Total Return Fund (“Total Return Fund”), also a series of the Life Series Trust.  Each of these transactions is referred to in this supplement as a Reorganization. A shareholder vote is not required for either Reorganization.

Reorganization of Government Fund into Limited Duration Bond Fund

Pursuant to the Plan, shares of Government Fund held by each shareholder of Government Fund will be exchanged for shares of Limited Duration Bond Fund with the same aggregate net asset value as the shareholder had in Government Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.  Upon the completion of the Reorganization, shareholders of Government Fund will become shareholders of Limited Duration Bond Fund and Government Fund will then be terminated. As a result, owners of variable annuity contracts and variable life insurance policies issued by Foresters Life Insurance and Annuity Company (each, a “Contract”) that have Contract value allocated to the subaccount investing in Government Fund on the closing date of the Reorganization will, thereafter, have value allocated to the subaccount investing in Limited Duration Bond Fund. The Reorganization is expected to occur during the fourth quarter of 2018. Investments allocated to the Government Fund as of a record date will receive a Prospectus and Information Statement that will describe, among other things, the investment objectives, policies and risks of each Fund in the Reorganization and the terms of the Plan.

 Reorganization of Balanced Income Fund into Total Return Fund

Pursuant to the Plan, shares of Balanced Income Fund held by each shareholder of Balanced Income Fund will be exchanged for shares of Total Return Fund with the same aggregate net asset value as the shareholder had in Balanced Income Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.  Upon the completion of the Reorganization, shareholders of Balanced Income Fund will become shareholders of Total Return Fund and Balanced Income Fund will then be terminated. As a result, Contract owners that have Contract value allocated to the subaccount investing in Balanced Income Fund on the closing date of the Reorganization will, thereafter, have value allocated to the subaccount investing in Total Return Fund. The Reorganization is expected to occur during the fourth quarter of 2018. Investments allocated to the Balanced Income Fund as of a record date will receive a Prospectus and Information Statement that will describe, among other things, the investment objectives, policies and risks of each Fund in the Reorganization and the terms of the Plan.

Investments in Government Fund, Limited Duration Bond Fund, Balanced Income Fund and Total Return Fund can only be made through a variable annuity contract or life insurance policy offered by a participating life insurance company.  Each of Government Fund and Balanced Income Fund will continue to be available as an investment option as described in the applicable Contract prospectus until the closing date of the Reorganization. Immediately following the closing date of the Reorganization, all references in your Contract prospectuses to Government Fund and Balanced Income Fund are hereby deleted.

Contract owners should consult with their representatives or contact Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08818-7836 or call toll free 1-800-832-7783 regarding the following:

•
The possibility of transferring the value of their Contract currently allocated to the Government Fund or Balanced Income Fund to other subaccounts available under the Contracts (transfers made in connection with either Reorganization will not result in any transfer fees or count towards the number of transfers permitted in a year if the transfer is made prior to January 14, 2019); and

•	The redirection of their Contract value that will occur on or about the date of the Reorganization.

A letter will be sent to holders of Contracts, setting forth various options and instructions with respect to the Reorganization.

In order to provide for an orderly reorganization and satisfy redemptions in anticipation of the Reorganization, the Government Fund and Balanced Income Fund likely will no longer pursue their investment objectives and strategies between now and the date of the Reorganization.

The reallocation of Contract value in each Reorganization is intended to be a tax-free transaction for federal income tax purposes and, as such, is not expected to be considered a taxable event.

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Please retain this Supplement for future reference.

FC1118